UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 737 787-7906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2025, FTC Solar, Inc. (the "Company") issued a press release regarding its financial results for the first quarter ended March 31, 2025. A copy of the Company's press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report under this Item 2.02 and the exhibit furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, the Board of Directors (the "Board") of the Company appointed Darrell Jackson and Maximillian Sultan as independent directors of the Company, effective immediately. Mr. Jackson will serve as a Class I director with a term expiring at the 2025 annual meeting of the stockholders of the Company, and Mr. Sultan will serve as a Class II director with a term expiring at the 2026 annual meeting of stockholders of the Company.

In connection with their appointments, each of Mr. Jackson and Mr. Sultan will enter into an indemnification agreement with the Company in substantially the same form as the Company has entered into with its other directors.

There is no arrangement or understanding between either of Mr. Jackson or Mr. Sultan and the Company or any other person pursuant to which Mr. Jackson or Mr. Sultan was elected as a director. As of the date of the appointment, neither of Mr. Jackson or Mr. Sultan has entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date:	May 1, 2025	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer